UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2011
Date of Report (Date of earliest event reported)

American Standard Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-132948	20-2791397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 North Scottsdale Road
Suite 1400
Scottsdale, Arizona 85281
 (Address of principal executive offices) (Zip Code)

(480) 371-1929
(Registrant’s telephone number, including area code)
N/A
 (Former name or former address, if changed since last report)

Copies to:
Gregg E. Jaclin, Esq.
Gary S. Eaton, Esq.
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐         Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On May 25, 2011, American Standard Energy Corp. (the “Company”) will be distributing a PowerPoint presentation to certain attendees at the Macquarie Future of Energy 2011: Global Energy Conference.  A copy of the Equity Conference Presentation is attached to this report as Exhibit 99.1.

The information furnished under Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Company specifically incorporates the foregoing information into those documents by reference.

Item 9.01 -Financial Statements and Exhibits

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

None

(b)	PRO FORMA FINANCIAL INFORMATION.

None

(d)	EXHIBITS

Exhibit Number	Description
99.1	American Standard Energy Corp. Macquarie Equity Conference Presentation – May 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

American Standard Energy Corp.

/s/ Scott Feldhacker
Scott Feldhacker Chief Executive Officer

Dated: May 25, 2011